Exhibit 99.1

APPLIED MATERIALS ANNOUNCES FIRST QUARTER 2020 RESULTS

•Quarterly revenue of $4.16 billion, up 11 percent year over year
•GAAP EPS of $0.96 and non-GAAP EPS of $0.98, up 20 percent and 21 percent year over year, respectively
•Returned $392 million to shareholders

SANTA CLARA, Calif., Feb. 12, 2020 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its first quarter ended Jan. 26, 2020.
First Quarter Results
Applied generated revenue of $4.16 billion. On a GAAP basis, the company recorded gross margin of 44.6 percent, operating income of $1.04 billion or 25.0 percent of net sales, and earnings per share (EPS) of $0.96.
On a non-GAAP adjusted basis, the company reported gross margin of 44.9 percent, operating income of $1.07 billion or 25.7 percent of net sales, and EPS of $0.98.
The company returned $392 million to shareholders including $200 million in share repurchases and dividends of $192 million.
“Applied Materials’ first quarter earnings exceeded the top-end of our guidance, giving us great momentum entering 2020,” said Gary Dickerson, president and CEO. “We believe we can deliver strong double-digit growth in our semiconductor business this year as our unique solutions accelerate our customers’ success in the AI-Big Data era.”

Applied Materials, Inc.

Quarterly Results Summary

	Q1 FY2020	Q1 FY2019	Change
	(In millions, except per share amounts and percentages)
Net sales	$4,162	$3,753	11%
Gross margin	44.6%	44.4%	0.2 points
Operating margin	25.0%	24.2%	0.8 points
Net income	$892	$771	16%
Diluted earnings per share	$0.96	$0.80	20%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	44.9%	44.6%	0.3 points
Non-GAAP adjusted operating margin	25.7%	24.6%	1.1 points
Non-GAAP adjusted net income	$904	$779	16%
Non-GAAP adjusted diluted EPS	$0.98	$0.81	21%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the second quarter of fiscal 2020, Applied expects net sales to be approximately $4.34 billion, plus or minus $200 million. Non-GAAP adjusted diluted EPS is expected to be in the range of $0.98 to $1.10.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, includes the normalized tax benefit of share-based compensation of $0.01 per share and net income tax benefit related to intra-entity intangible asset transfers of $0.03 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

First Quarter Reportable Segment Information

Semiconductor Systems	Q1 FY2020	Q1 FY2019
	(In millions, except percentages)
Net sales	$2,814	$2,268
Foundry, logic and other	68%	44%
DRAM	15%	21%
Flash	17%	35%
Operating income	915	631
Operating margin	32.5%	27.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$925	$642
Non-GAAP adjusted operating margin	32.9%	28.3%

Applied Global Services	Q1 FY2020	Q1 FY2019
	(In millions, except percentages)
Net sales	$997	$962
Operating income	278	285
Operating margin	27.9%	29.6%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$278	$285
Non-GAAP adjusted operating margin	27.9%	29.6%

Applied Materials, Inc.

Display and Adjacent Markets	Q1 FY2020	Q1 FY2019
	(In millions, except percentages)
Net sales	$332	$507
Operating income	38	115
Operating margin	11.4%	22.7%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$41	$118
Non-GAAP adjusted operating margin	12.3%	23.3%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; impairments of assets, or investments; gain or loss on sale of strategic investments; tax effect of share-based compensation; certain income tax items and other discrete adjustments. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with changes to U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation, our investment and growth strategies, our development of new products and technologies, our business outlook for the second quarter of fiscal 2020 and beyond, the impact of the coronavirus outbreak on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics; global trade issues and changes in trade policies; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-K and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended
(In millions, except per share amounts)	January 26, 2020	January 27, 2019
Net sales	$4,162	$3,753
Cost of products sold	2,304	2,088
Gross profit	1,858	1,665
Operating expenses:
Research, development and engineering	552	516
Marketing and selling	135	131
General and administrative	129	110
Total operating expenses	816	757
Income from operations	1,042	908
Interest expense	59	60
Interest and other income, net	22	40
Income before income taxes	1,005	888
Provision for income taxes	113	117
Net income	$892	$771
Earnings per share:
Basic	$0.97	$0.81
Diluted	$0.96	$0.80
Weighted average number of shares:
Basic	916	957
Diluted	927	965

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	January 26, 2020	October 27, 2019
ASSETS
Current assets:
Cash and cash equivalents	$3,424	$3,129
Short-term investments	536	489
Accounts receivable, net	2,679	2,533
Inventories	3,472	3,474
Other current assets	658	581
Total current assets	10,769	10,206
Long-term investments	1,713	1,703
Property, plant and equipment, net	1,555	1,529
Goodwill	3,399	3,399
Purchased technology and other intangible assets, net	142	156
Deferred income taxes and other assets	2,189	2,031
Total assets	$19,767	$19,024
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$600	$600
Accounts payable and accrued expenses	2,569	2,511
Contract liabilities	1,400	1,336
Total current liabilities	4,569	4,447
Long-term debt	4,714	4,713
Income taxes payable	1,298	1,275
Other liabilities	526	375
Total liabilities	11,107	10,810
Total stockholders’ equity	8,660	8,214
Total liabilities and stockholders’ equity	$19,767	$19,024

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended
	January 26, 2020	January 27, 2019
Cash flows from operating activities:
Net income	$892	$771
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	94	88
Share-based compensation	93	65
Deferred income taxes	30	41
Other	15	1
Net change in operating assets and liabilities	(137)	(132)
Cash provided by operating activities	987	834
Cash flows from investing activities:
Capital expenditures	(102)	(133)
Proceeds from sales and maturities of investments	368	464
Purchases of investments	(428)	(397)
Cash used in investing activities	(162)	(66)
Cash flows from financing activities:
Proceeds from common stock issuances	15	—
Common stock repurchases	(200)	(750)
Tax withholding payments for vested equity awards	(153)	(74)
Payments of dividends to stockholders	(192)	(192)
Cash used in financing activities	(530)	(1,016)
Increase (decrease) in cash and cash equivalents	295	(248)
Cash and cash equivalents — beginning of period	3,129	3,440
Cash and cash equivalents — end of period	$3,424	$3,192
Supplemental cash flow information:
Cash payments for income taxes	$82	$34
Cash refunds from income taxes	$1	$8
Cash payments for interest	$34	$34

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q1 FY2020	Q1 FY2019
Unallocated net sales	$19	$16
Unallocated cost of products sold and expenses	(115)	(74)
Share-based compensation	(93)	(65)
Total	$(189)	$(123)

Additional Information

	Q1 FY2020	Q1 FY2019
Net Sales by Geography (In millions)
United States	441	450
% of Total	10%	12%
Europe	153	296
% of Total	4%	8%
Japan	351	651
% of Total	8%	17%
Korea	508	572
% of Total	12%	15%
Taiwan	1,365	656
% of Total	33%	18%
Southeast Asia	72	160
% of Total	2%	4%
China	1,272	968
% of Total	31%	26%

Employees (In thousands)
Regular Full Time	22.3	21.2

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 26, 2020	January 27, 2019
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,858	$1,665
Certain items associated with acquisitions[1]	9	10
Non-GAAP adjusted gross profit	$1,867	$1,675
Non-GAAP adjusted gross margin	44.9%	44.6%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,042	$908
Certain items associated with acquisitions[1]	13	14
Acquisition integration and deal costs	13	3
Non-GAAP adjusted operating income	$1,068	$925
Non-GAAP adjusted operating margin	25.7%	24.6%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$892	$771
Certain items associated with acquisitions[1]	13	14
Acquisition integration and deal costs	13	3
Impairment (gain on sale) of strategic investments, net	2	(2)
Loss (gain) on strategic investments, net	2	(10)
Income tax effect of share-based compensation[2]	(33)	(5)
Income tax effect of changes in applicable U.S. tax laws[3]	—	(24)
Income tax effects related to amortization of intra-entity intangible asset transfers	21	(28)
Resolution of prior years’ income tax filings and other tax items	(1)	59
Income tax effect of non-GAAP adjustments[4]	(5)	1
Non-GAAP adjusted net income	$904	$779

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Charges to income tax provision related to a one-time transition tax as a result of U.S. tax legislation.

4	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except per share amounts)	January 26, 2020	January 27, 2019
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$0.96	$0.80
Certain items associated with acquisitions	0.01	0.01
Acquisition integration and deal costs	0.01	—
Loss (gain) on strategic investments, net	—	(0.01)
Income tax effect of share-based compensation	(0.03)	—
Income tax effect of changes in applicable U.S. tax laws	—	(0.02)
Income tax effects related to amortization of intra-entity intangible asset transfers	0.03	(0.03)
Resolution of prior years’ income tax filings and other tax items	—	0.06
Non-GAAP adjusted earnings per diluted share	$0.98	$0.81
Weighted average number of diluted shares	927	965

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
(In millions, except percentages)	January 26, 2020	January 27, 2019
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$915	$631
Certain items associated with acquisitions[1]	10	11
Non-GAAP adjusted operating income	$925	$642
Non-GAAP adjusted operating margin	32.9%	28.3%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$278	$285
Non-GAAP adjusted operating income	$278	$285
Non-GAAP adjusted operating margin	27.9%	29.6%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$38	$115
Certain items associated with acquisitions[1]	3	3
Non-GAAP adjusted operating income	$41	$118
Non-GAAP adjusted operating margin	12.3%	23.3%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	January 26, 2020

Provision for income taxes - GAAP basis (a)	$113
Income tax effect of share-based compensation	33
Income tax effects related to amortization of intra-entity intangible asset transfers	(21)
Resolutions of prior years’ income tax filings and other tax items	1
Income tax effect of non-GAAP adjustments	5
Non-GAAP adjusted provision for income taxes (b)	$131

Income before income taxes - GAAP basis (c)	$1,005
Certain items associated with acquisitions	13
Acquisition integration and deal costs	13
Impairment (gain on sale) of strategic investments, net	2
Loss (gain) on strategic investments, net	2
Non-GAAP adjusted income before income taxes (d)	$1,035

Effective income tax rate - GAAP basis (a/c)	11.2%

Non-GAAP adjusted effective income tax rate (b/d)	12.7%